SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Delaware Enhanced Global Dividend and Income Fund

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Boaz R. Weinstein

Jason Beckett

Jeremy Benkiewicz

Stephen J. Flanagan

Frederic Gabriel

Paul Kazarian

Thomas H. McGlade

Nitin Sapru

Pierre Weinstein

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DATED JULY 2, 2018

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

2005 Market Street

Philadelphia, PA 19103

PROXY STATEMENT

OF

Saba Capital Management, L.P.

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”) and certain of its affiliates (as identified on Annex I, collectively, “Saba,” “we”, or “us”), and the nominees named in Proposal 1 (the “Nominees” and, together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of Delaware Enhanced Global Dividend and Income Fund, a closed-end Delaware registered investment company (“DEX” or the “Fund”).

As a result of what we believe to be the continued poor investment performance of DEX, its Common Shares (defined below) trade at a significant discount to the Fund’s net asset value, or “NAV.” We believe that this discount, along with what we consider to be perpetual underperformance relative to the market, is attributable to a lack of effective management on the part of the Board of Trustees (the “Board”) of DEX. Thus, we believe the Board should consider closing this discount by considering a self-tender of the outstanding Common Shares of the Fund. We also believe the Board needs fresh ideas and an independent perspective to address DEX’s discount, and that the Nominees’ election to the Board will send a strong message that DEX’s shareholders are not satisfied with the Fund’s management and their treatment of shareholders. We are convinced NOW is the time to take action to close the Fund’s discount and we urge shareholders to elect our slate of nominees, who, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2018 annual meeting of shareholders (the “Annual Meeting”), to be held on August 22, 2018 at 4:00 p.m., Eastern time at the offices of Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation

1.	To elect Saba’s slate of eight trustee nominees, Jason Beckett; Jeremy Benkiewicz; Stephen J. Flanagan; Frederic Gabriel; Paul Kazarian; Thomas H. McGlade; Nitin Sapru and Pierre Weinstein (the “Nominees”), to serve as trustees on the Board until the 2019 annual meeting of shareholders and until their respective successors are duly elected and qualified, in opposition to DEX’s trustee nominees.	FOR ALL EIGHT of the Nominees

2.	To request that the Board consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value. If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.	FOR

To transact any other business that properly comes before the Annual Meeting and any adjournments of the Annual Meeting.

Based on the Fund’s preliminary proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on June 19, 2018 (the “Fund’s Preliminary Proxy Statement”) as well as other public information, the Board is currently comprised of nine trustees. The members of the Board are elected to serve as trustees until the next annual meeting of shareholders called for the purpose of electing trustees and/or until their successors have been elected and qualify for office, and it is our expectation that there will be nine trustees elected at the Annual Meeting.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the Nominees to serve as trustees whose terms will expire at the 2019 annual meeting of shareholders. The names, backgrounds and qualifications of the Fund’s nominees, and other information about them, can be found in the Fund’s Preliminary Proxy Statement. There is no assurance that any of the Fund’s nominees will serve as trustees if any or all of our Nominees are elected.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as June 8, 2018. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on February 28, 2018, there were 15,829,048 common shares of beneficial interest, without a par value (“Common Shares”) outstanding according to the Fund’s quarterly schedule of investment holdings for the period ended February 28, 2018, filed with the SEC on Form N-Q on April 26, 2018. As of the close of business on June 28, 2018, the Participants beneficially owned 2,031,918 Common Shares in the aggregate, as further described in Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” eight Nominees to the Board and “FOR” Proposal 2.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Fund’s shareholders on or about July 2, 2018.

This proxy solicitation is being made by Saba and the Nominees, and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Fund’s White proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers section starting on page 11.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

REASONS FOR THIS PROXY SOLICITATION

As the largest shareholder of Common Shares of DEX, with ownership of approximately 12.83% of the Common Shares, Saba has nominated a slate of eight highly-qualified Nominees (Proposal 1) and put forth a proposal requesting that the Board consider a self-tender (Proposal 2 to this Proxy) in order to achieve one goal: increasing shareholder value for all shareholders through closing the discount to net asset value (the difference between the current price of the Fund and the actual value of the securities held by the Fund). A reduction in the discount means that the shares of DEX will trade at a higher price.

As your fellow shareholder, we are seeking to enhance the value of your investment. We believe our actions so far have resulted in increased returns for shareholders of the Fund through a narrowing of discount to NAV.1

 Fund Performance

You don’t need to look further than the Fund’s one, three, five and Inception-to-Date total return (through March 31, 2018) to see how significantly and consistently DEX has underperformed its stated benchmark, the S&P 500 index.

1 Year
Ticker	Fund (at market)	S&P 500	Underperformance to S&P 500
DEX	11.52%	13.98%	-2.46%
3 Year
Ticker	Fund (at market)	S&P 500	Underperformance to S&P 500
DEX	26.18%	35.91%	-9.74%
5 Year
Ticker	Fund (at market)	S&P 500	Underperformance to S&P 500
DEX	38.14%	86.67%	-48.54%
Inception to Date (ITD)
Ticker	Fund (at market)	S&P 500	Underperformance to S&P 500
DEX	61.95%	122.83%	-60.88%

As shareholders, we should compare our investments to measurable criteria such as DEX’s stated benchmark, the S&P 500, which provides easily-achievable returns through the availability of indexed funds, such as ETFs.2 We urge shareholders not to compare the Fund to other underperforming, high fee, poorly managed closed-end funds.

Discount to NAV and Expense Ratio

DEX has had among the highest fees and the largest discounts in the closed-end fund industry.3

	3-Year Avg Discount/Premium[4]	Total Expense Ratio
DEX	12.60%	2.38%

When shareholder proposals for tender and nominations fail, we believe it is likely that an issuer, such as DEX, will return to its historical discount to NAV which could lead to a substantial loss for all investors.

1 At the time of Saba’s Section 13F filing, dated February 15, 2017, the Fund’s discount to NAV was 11.14%. As of May 23, 2018, the date of our initial preliminary proxy statement filing, the Fund’s discount to NAV was approximately 5.16%. See “Delaware Enhanced Gbl Div & Income,” Morningstar, available at http://www.morningstar.com/cefs/xnys/dex/quote.html (“Morningstar”). We believe that when a fund’s largest shareholder, such as Saba Capital (which beneficially owns approximately 12.8% of the outstanding Common Shares), files a Schedule 13D making its dissatisfaction with the fund’s current management and board known and proposes nominees and a self-tender, the fund’s discount to NAV almost always decreases.

2 We note the Fund’s fact page, available at https://www.delawarefunds.com/closed-end/products/delaware-enhanced-global-dividend-and-income-fund, also lists the Lipper Closed-end Global Funds Average as a stated peer group.

3 DEX ranks in the top quartile of highest expenses out of 575 closed-end funds. See Closed-End Funds Center, Fund Selector, available at  https.//www.cefa.com/FundSelector/AdvancedSearch.fs#Search Results.

4 See Morningstar.

DEX Investments’ “Plan”

We believe that, with knowledge of our shareholder campaign coming, the Board of DEX announced a plan on March 1, 2018 to increase the Fund’s monthly distribution of the Fund along with an “updated methodology for determining monthly distributions” to create the perception amongst shareholders that DEX is generating substantial investment income.5

 The most recent Section 19(a) notice under the Investment Company Act of 1940 (the “1940 Act”) showed that only half of the Fund’s fiscal year-to-date distributions are coming from investment income. The other half are coming from the return of capital to shareholders and realized capital gains.6 Though the Fund’s stated managed distribution policy provides for a targeted—rather than guaranteed—annual distribution rate of 10%, based on figures from the Fund’s May 25 Section 19(a) notice, we nevertheless believe that the Fund lacks sufficient investment income to support the Fund’s distributions. The figures from the Fund’s May 25 Section 19(a) notice showing the fiscal year-to-date distribution are copied and aggregated below:

Fiscal Year-to-Date Distributions

	Per Share ($)%
Net Investment Income	.2411	50%
Net Realized Long-Term Capital Gain	.1401	29%
Return of Capital or other Capital Source	.1005	21%
Combined Net Realized Long-Term Capital Gain and Return of Capital or other Capital Source	.2406	50%
Total (per Common Share)	.4817	100%

Conclusion

We believe that DEX shareholders have suffered the Fund’s persistent discount and underperformance to its benchmark long enough. Now is the time to make a change that we believe will enhance the value of your investment. We urge you to support our proposals by voting the GOLD proxy card today. In particular, we believe your support for Proposal 2 will send a strong message to the Board regarding your desire to realize the value of your Common Shares at or near NAV, and if the Board authorizes a self-tender at or near the Fund’s NAV, this should allow all shareholders to close the current discount by tendering at or near NAV.

DEX’s Common Shares currently trade at a value significantly less than what the securities held by the Fund are worth. We recommend voting “FOR ALL” eight of the highly-qualified Nominees (Proposal 1). Additionally, voting “FOR” Proposal 2 for the Board to consider a self-tender at NAV could lead to a higher share price.

5 Details regarding the distribution plan are provided for in the Fund's press release on March 1, 2018, available at https://www.businesswire.com/news/home/20180301006658/en/DEX-Announces-Distribution-Increase-Updates-Distribution-Methodology.

6 Section 19(a) notices are subject to the SEC’s exemptive order and require an issuer to provide a written notice to shareholders when all or a portion of a fund’s distribution is from a source other than net income earned by the fund. The Fund's most recent statement pursuant to Section 19(a) can be accessed at “Statement Pursuant to Section 19(a) of the Investment Company Act of 1940: DEX (May 25, 2018),” available at https://www.businesswire.com/news/home/20180525005611/en/Statement-Pursuant-Section-19-Investment-Company-Act. Figures provided herein relating to the Fund’s Fiscal Year-to-Date Distributions have been copied from the Fund’s May 25 Section 19(a) notice. Figures in the third column of the Fund’s Fiscal Year-to-Date Distributions chart have been rounded to the nearest whole number and aggregated in the row titled “Combined Net Realized Long-Term Capital Gain and Return of Capital or Other Capital Source.”

PROPOSAL 1: ELECTION OF TRUSTEES

According to the Fund’s Preliminary Proxy Statement and other public information, the Board currently consists of nine trustees, all of whose term as trustee is expiring at the Annual Meeting. We are soliciting proxies to elect the Nominees—Jason Beckett, Jeremy Benkiewicz, Stephen J. Flanagan, Frederic Gabriel, Paul Kazarian, Thomas H. McGlade, Nitin Sapru and Pierre Weinstein—to serve as trustees with terms expiring at the 2019 annual meeting of shareholders. The Nominees, if all are elected, would constitute eight of nine members of the Board.

Pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) nine trustees are to be elected by the holders of the outstanding Common Shares voting together as a single class. This year, all of the Fund’s nominees are to be elected by the holders of the outstanding Common Shares voting together as a single class.

The Participants intend to vote all of their Common Shares in favor of the eight Nominees.

Each of the Nominees, if elected, will serve a one-year term until the 2019 annual meeting of shareholders and until his or her successor has been duly elected and qualified. There is no assurance that any incumbent trustee will serve as a trustee if one or more of the Nominees is elected to the Board. You should refer to the Fund’s Proxy Statement for the names, background, qualifications and other information concerning the Fund’s nominees. The ages shown below are as of the date of the filing of this Proxy Statement.

Nominees:

Name:	Jason Beckett
Age:	42
Business Address:	2 Great Hill Road, Darien, Connecticut 06820
Principal Occupation:	See below

Mr. Beckett was most recently the Head of Treasury at Prologue Capital, where he served from 2011 until 2017 and where he helped launch and grow the firm from $600 million to $2.5 billion. Founded in 2005, Prologue Capital was a registered investment advisor that managed a discretionary short term investments and managing macro and fixed income relative value strategy within two hedge funds and, during his tenure, Mr. Beckett was responsible for short term investments and managing the liquidity and balance sheet of the fund and counterparty relationships as well as instituting liquidity and risk policies. Mr. Beckett was the second employee hired at Prologue Capital and created the operational framework from which the firm grew. Prior to joining Prologue Capital, Mr. Beckett was Vice President in charge of Fixed Income Operations at RBS Greenwich Capital where he managed a team of ten people in geographically diverse locations responsible for all U.S. treasury and sovereign bond trading operations.

Mr. Beckett holds a BS in Finance from Ithaca College.

Mr. Beckett’s qualifications to serve as a trustee include his extensive experience operating fixed-income funds and his leadership ability gained from overseeing treasury and sovereign bond trading operations.

Name:	Jeremy Benkiewicz
Age:	43
Business Address:	405 Lexington Avenue, 58th Floor, NY, NY 10174
Principal Occupation:	See below

Mr. Benkiewicz is a co-founder and portfolio manager in Saba Capital’s New York office, where he has served since 2009. Prior to Saba, Mr. Benkiewicz was Co-Head of Saba Principal Strategies and Managing Director at Deutsche Bank. In that role, Mr. Benkiewicz managed a multi-billion dollar investment portfolio across various asset classes and products, including credit, convertibles, equity, and equity derivatives, and was responsible for the group’s European investment effort. Mr. Benkiewicz joined Deutsche Bank in 2002 as one of Saba Principal Strategies’ early members. Mr. Benkiewicz started his investment career in 1998 at Société Générale in New York as a trader and was later a Portfolio Manager for its proprietary convertible arbitrage group.

Mr. Benkiewicz holds an MS in Financial Engineering from Ensimag in Grenoble, France.

Mr. Benkiewicz’s qualifications to serve as a trustee include his experience managing multi-billion dollar investment portfolios and his background in the financial industry.

_______________________________________________________________________________________________

Name:	Stephen J. Flanagan
Age:	60
Business Address:	263 Nod Hill Road, Wilton, Connecticut 06897
Principal Occupation:	See below

Mr. Flanagan is currently the President and Chief Operating Officer of Shadowman Sports, where he has served since 2017. Prior to this role, Mr. Flanagan has over 20 years of senior management experience leading marketing, new media, internet and entertainment companies from start-up stage to IPO’s and beyond. Mr. Flanagan was previously the president and chief executive officer of The Quidnet Group, where he served between 2003 and 2017, and assisted clients with strategy and development in the areas of sports, entertainment and lifestyle marketing on a global basis. From 2001 through 2003, Mr. Flanagan served as vice president at Clear Channel Entertainment. Before that, starting in 1999, Mr. Flanagan held positions as senior director and senior vice President at CMGI. Mr. Flanagan has also held executive positions with CBS Sportsline, CardMember Publishing and ActMedia. He has also served as a board member and vice chairman of The Streaming Media Alliance, the advisory board to Adforce/CMGI, the Internet Advertising Bureau Research Council and various committees for the Advertising Research Foundation.

Mr. Flanagan holds a BA in English from Syracuse University.

Mr. Flanagan’s qualifications to serve as a trustee include his extensive senior management experience in marketing, new media, internet and entertainment companies as well as his ability to lead companies in all stages of growth from IPOs and beyond.

Name:	Frederic Gabriel
Age:	43
Business Address:	405 Lexington Avenue, 58th Floor, NY, NY 10174
Principal Occupation:	See below

Mr. Gabriel has served as the founder and Chief Executive Officer of Orion Realty NYC, where he focuses on real estate investment opportunities in the United States, specifically in the New York tri-state area, since 2014. Prior to Orion, Mr. Gabriel spent more than 15 successful years in investment banking, working at some of the highest ranked and most competitive banks at the time, including Lehman Brothers, Merrill Lynch, Credit Suisse and most recently JP Morgan, where he served from 2007 until 2014. Mr. Gabriel has traded across the three major financial cities: London, Hong Kong and New York. Mr. Gabriel also previously served for 13 months in the French Air Force as a Reserve Officer.

Mr. Gabriel holds a degree in engineering from ENSAM/Paris Tech (Arts et Métiers) and an MS in International Finance from HEC in Paris.

Mr. Gabriel's qualifications to serve as a trustee include his extensive financial experience, his entrepreneurial expertise having founded a real estate investment fund, and his leadership experience having served in leadership roles at leading financial institutions.

___________________________________________________________________________________________

Name:	Paul Kazarian
Age:	34
Business Address:	405 Lexington Avenue, 58th Floor, NY, NY 10174
Principal Occupation:	See below

Mr. Kazarian has served as a Portfolio Manager at Saba Capital since 2013. Mr. Kazarian is responsible for Exchange Traded products, including ETF arbitrage and closed-end funds. These strategies require Mr. Kazarian to oversee the daily trading, pricing and risk management of portfolios of high yield bonds, loans, U.S. Treasuries, emerging market bonds, as well as equity securities. Prior to Saba Capital, Mr. Kazarian was a Director at RBC Capital Markets in the Global Arbitrage and Trading Group from 2007 to 2013. While there, Mr. Kazarian was responsible for the development and management of the Fixed Income ETF Group and was also responsible for overseeing other ETF and index-derivative strategies. Prior to RBC, Mr. Kazarian worked as a technology equity analyst at Merrill Lynch from 2006 to 2007.

Mr. Kazarian holds a BA in Political Science from Bates College.

Mr. Kazarian’s qualifications to serve as a trustee include expertise in bonds, loans, equities, derivatives, ETFs and closed-end funds.

Name:	Thomas H. McGlade
Age:	57
Business Address:	P.O. Box 38, Telluride, CO 81435
Principal Occupation:	See below

Mr. McGlade served as a partner and Head of the U.S. Office at Prologue Capital, a prominent hedge fund, from 2008 until 2014. During his time at Prologue Capital, Mr. McGlade oversaw significant aspects of fund business management and also acted as a portfolio manager. Previous to his position at Prologue Capital, Mr. McGlade served as Managing Director of RBS Securities Inc. (f/k/a RBS Greenwich Capital), a broker dealer and major investment bank, from 1993 until 2008, where he was head trader for long duration U.S. Treasury bonds on the primary dealership desk of the liquid products group. During his tenure at RBS Greenwich Capital, Mr. McGlade specialized in relative value and arbitrage opportunities in U.S. Treasuries, futures, and derivatives. From 1986 until 1993, Mr. McGlade served as a vice president at companies in the real estate development sector. Currently, Mr. McGlade is a private investor.

In addition to executive experience, Mr. McGlade served as a member on the Boards of Directors of Prologue Capital’s legal entities, including Prologue G.P. Ltd., Prologue Capital U.S. General Partner LLC, and Prologue Feeder Fund Ltd. from 2011 to 2014. He currently serves on the board of San Miguel Education Foundation, a non-profit serving the needs of underprivileged children. He formerly served as a member of the Board of Directors of New Canaan Country School Board, a non-profit educational institution.

Mr. McGlade holds a BA in Economics from Duke University.

Mr. McGlade’s qualifications to serve as a trustee include his extensive market expertise in derivatives, leveraged trading, value-at-risk based risk management, securities financing, and portfolio valuation and macroeconomics, along with his business management expertise in investor relations and business development, legal and compliance, human resource management, financial risk management, and valuation.

Name:	Nitin Sapru
Age:	37
Business Address:	405 Lexington Avenue, 58th Floor, NY, NY 10174
Principal Occupation:	See below

Mr. Sapru served as the Controller of Saba Capital from 2011 to 2014. Mr. Sapru rejoined Saba Capital as Deputy Chief Financial Officer in 2016 and was promoted to Chief Financial Officer in 2017. Prior to rejoining Saba Capital, Mr. Sapru was the Chief Operating Officer and Chief Financial Officer of Logen Asset Management LP, a newly formed Registered Investment Adviser specializing in distressed debt and special situations. Mr. Sapru joined Logen at its inception and assisted in all matters relating to the operational setup of the firm and its first private fund offering. Before joining Logen, Mr. Sapru served as the Chief Financial Officer of LNZ Capital LP where he led the pre-launch setup of a newly formed Long/Short Equity Investment Manager. Mr. Sapru’s prior experience includes roles within the Fund Accounting group at Och-Ziff Capital Management Group LLC and the Asset Management Assurance Practice at Ernst & Young LLP.

Mr. Sapru holds an MS in Accountancy from Baruch College, a BS in Finance from Lehigh University, and is a CPA.

Mr. Sapru’s qualifications to serve as a trustee include his extensive experience overseeing a multi-billion dollar investment fund and his extensive financial and leadership experience.

Name:	Pierre Weinstein
Age:	43
Business Address:	405 Lexington Avenue, 58th Floor, NY, NY 10174
Principal Occupation:	See below

Mr. Weinstein has been a partner and portfolio manager at Saba Capital, where he has served since 2009 and where he focuses on closed-end funds.  From 2005 until 2009, Mr. Weinstein was a Portfolio Manager at Saba Principal Strategies, the proprietary credit trading group at Deutsche Bank, where he managed the equity derivatives and international convertible bond strategies.

Mr. Weinstein started his investment career at Société Générale in Paris in 1998 as an equity derivatives market maker and had various roles until 2004 including a position as a convertible bond proprietary trader in New York.

Mr. Weinstein holds a MS in Engineering from École Centrale Lyon and a MS in Finance from École HEC in Paris.

Mr. Weinstein’s qualifications to serve as a trustee include his extensive experience overseeing a multi-billion dollar fund and expertise in bonds, loans, equities, derivatives, ETFs and closed-end funds.

None of the Nominees currently hold, nor at any time has held, any position with the Fund. None of the Nominees oversee any portfolios in the Fund’s Fund Complex (as defined in the 1940 Act).

As of the date hereof, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Jason Beckett	None	None
Jeremy Benkiewicz	None	None
Stephen J. Flanagan	None	None
Frederic Gabriel	None	None
Paul Kazarian	None	None
Thomas H. McGlade	None	None
Nitin Sapru	None	None
Pierre Weinstein	None	None

We urge shareholders to vote FOR ALL eight of the Nominees on the GOLD proxy card.

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, each of the Nominees will be considered an independent trustee of the Fund under (i) the NYSE’s Listing Standards (the “Listing Standards”), and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

Each of the Nominees has entered into a nominee agreement pursuant to which Saba has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify such Nominees against, and with respect to, any losses that may be incurred by them in connection with their nomination as candidates for election to the Board and the solicitation of proxies in support of their election. The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees.

Each of the Nominees has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that a Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by us.  If we determine to add or substitute nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, we will file an amended proxy statement and proxy card that, as applicable, identifies the additional or substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominees required by the rules of the SEC.

Vote Required.

According to the Declaration of Trust, trustees must be elected by not less than a plurality of the votes cast of the holders of the shares entitled to vote thereon (meaning that the nine trustee nominees who receive the highest number of shares voted “FOR” their election by the holders of Common Shares (across all slates) will be elected to the Board). A shareholder cannot abstain in the election of trustees and broker non-votes will not be treated as votes cast (and therefore will have no effect on Proposal 1) though they will be treated as votes present at the Annual Meeting.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s White proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR ALL EIGHT of the Nominees for election at the Annual Meeting on the GOLD proxy card.

PROPOSAL 2: REQUEST THAT THE BOARD CONSIDER A SELF-TENDER FOR ALL OUTSTANDING COMMON SHARES

A fund’s NAV is the total value of a fund’s assets minus its liabilities. When compared to an index, it provides investors and company boards with a way to examine whether an adviser is meeting or exceeding benchmark returns.

When funds underperform, investors require: (1) a thoughtful and thorough explanation of management’s recent decisions, and (2) the board’s plan going forward. We believe that the Fund’s excessive discount level indicates that the market has lost faith in the Fund’s adviser’s ability to significantly add to shareholder value. Compounding the problem, the Board has done little to address the adviser’s poor performance. Similar to many other recent corporate actions in the closed end fund space, shareholders should have the opportunity to realize a price for their shares close to NAV. Toward that end, Saba believes the Board should consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to NAV.

If a majority of the Fund’s outstanding shares are tendered, this would demonstrate that there is insufficient shareholder support for continuing the Fund as a closed-end fund. In that case, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund. The Fund and Board are likely to come up with a litany of arguments against Proposal 2 but the simple fact of the matter is that the Board has not been able to effectively manage the Fund’s discount, nor have they taken action to address its adviser’s perpetual underperformance.

Accordingly, shareholders are being asked to vote on the following resolution:

BE IT RESOLVED, that the shareholders of Delaware Enhanced Global Dividend & Income Fund (the “Fund”), requests that the Board of Trustees (the “Board”) consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value (“NAV”). If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.

Vote Required.

According to the Declaration of Trust, the approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Under the Declaration of Trust and Subsection 2(a)(42) of the 1940 Act, a “vote of a majority of the outstanding voting securities” means: the vote, at the Annual Meeting, (i) of sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at such meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is the less. Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against Proposal 2. Broker non-votes, if any, will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. Accordingly, broker non-votes will not have any effect on the outcome of Proposal 1 and will have the same effect as votes “against” Proposal 2.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Shareholders of record at the close of business on June 8, 2018, are entitled to be present and to vote at the Annual Meeting or any adjournment of the Annual Meeting. Each Common Share of record is entitled to one vote, and each fractional Common Share is entitled to a proportional fractional vote, on each nominee presented at the Meeting on which such shareholder is entitled to vote. All of the nominees will be voted on by holders of the outstanding Common Shares voting together as a single class. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date (unless they also transfer their voting rights).

How do I vote my shares?

Common Shares held in record name. If your Common Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares beneficially owned or held in “street” name. If you hold your Common Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company, or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 65 Locust Ave #302, New Canaan, CT 06840, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” eight of the Nominees listed in Proposal 1 and “FOR” Proposal 2.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” eight Nominees standing for election to the Board named in this Proxy Statement (Proposal 1); and

“FOR” the request that the Board consider a self-tender for all outstanding shares of the Fund at or close to net asset value (Proposal 2);

What vote is needed to approve each proposals?

●	Proposal 1 – Election of Trustees. According to the Declaration of Trust, the affirmative vote of a plurality of the votes cast in person or represented by proxy and entitled to vote on the election of trustees at the Annual Meeting is required for the election of each trustee nominee (meaning that the nine trustee nominees who receive the highest number of shares voted “FOR” their election by the holders of Common Shares (across all slates) will be elected to the Board). A shareholder cannot abstain in the election of trustees and broker non-votes will not be treated as votes cast (and therefore will have no effect on Proposal 1) though they will be treated as votes present at the Annual Meeting.

THE ONLY WAY TO SUPPORT ALL EIGHT OF THE NOMINEES IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” THE NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” ON THEIR TRUSTEE NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

●	Proposal 2. According to the Declaration of Trust, the approval of Proposal 2 requires the affirmative vote of a majority of the Common Shares present in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will be treated as votes present and included for purposes of determining whether a quorum is present, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have the same effect as a vote “against” on Proposal 2. Each Proposal is not contingent upon the approval of the other.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

●	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);

●	delivering a written revocation or a later dated proxy for the Annual Meeting to Saba Capital Management, LP, c/o InvestorCom. 65 Locust Ave #302, New Canaan, CT 06840 or to the secretary of the Fund; or

●	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank, or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting. Contact InvestorCom toll free at (877) 972-0090 or collect at (203) 972-9300 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE TRUST’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Saba Capital Management, LP, c/o InvestorCom, 65 Locust Ave #302, New Canaan, CT 06840, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Saba and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to less than $12,500 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ up to thirty persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

Costs of this proxy solicitation are currently estimated to be approximately $100,000. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $40,000. If successful, Saba may seek reimbursement of these costs from the Fund. In the event that Saba decides to seek reimbursement of its expenses, Saba does not intend to submit the matter to a vote of the Fund’s shareholders. The Board, which will consist of all eight of the Nominees, if all are elected, and one incumbent trustee of the Fund, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Fund and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

Where can I find additional information concerning DEX?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the 2019 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. If the Fund does not distribute the Fund’s Proxy Statement to shareholders at least ten days prior to the Annual Meeting, we will distribute to the shareholders a supplement to this Proxy Statement containing such disclosures at least ten days prior to the Annual Meeting. We take no responsibility for the accuracy or completeness of information contained in the Fund’s Proxy Statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The EDGAR file number for DEX is: 811-22050.

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Boaz R. Weinstein
Jason Beckett
Jeremy Benkiewicz
Stephen J. Flanagan
Frederic Gabriel
Thomas H. McGlade
Paul Kazarian
Nitin Sapru
Pierre Weinstein

July 2, 2018

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Boaz R. Weinstein, principal of Saba (“Mr. Weinstein,” and together with Saba Capital, “Saba”); and (iii) the Nominees. The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on June 28, 2018, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I), in the aggregate, common shares, no par value of the Fund (the “Common Shares”), representing approximately 12.83% of the Fund’s outstanding Common Shares. The percentages used herein are based upon 15,829,048 Common Shares outstanding as reported in the Fund's quarterly schedule of investment holdings for the period ended February 28, 2018, filed with the Securities and Exchange Commission on Form N-Q on April 26, 2018. Saba Capital may be deemed to beneficially own 2,031,918 Common Shares.

As of the date of this Notice, none of the Nominees beneficially own any Common Shares, nor do any of the Nominees beneficially own any other securities of the Fund.

The principal business of Mr. Weinstein is investment management and serving as the Managing Member of Saba Capital and other affiliated entities. The principal business of Saba Capital is to serve as investment manager to various funds that directly hold the Common Shares reported in the aggregate herein (the “Saba Entities”). The principal business of the Saba Entities is to invest in securities.

The principal business address of each of Mr. Weinstein, Saba Capital is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

Each of the Nominees is a citizen of the United States. Information on the principal occupation and business address of each of the Nominees is set forth in PROPOSAL 1: ELECTION OF TRUSTEES on page 5.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) as the Fund; in this solicitation directly or indirectly beneficially owns any securities of the Fund; (iii) no Participant in this solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by Funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) during the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: the Fund or any of its subsidiaries, an Officer of the Fund, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) as the Fund or having an investment adviser, principal underwriter, or “Sponsoring Insurance Company” that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or its associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares

Saba

Trade Date	Common Shares Purchased (Sold)
04/18/18	23,710
04/17/18	31,800
04/11/18	10,000
04/09/18	22,487
04/04/18	36,436
01/09/18	62,051
01/08/18	5,706
12/21/17	7,684
12/19/17	8,862
12/15/17	25,201
12/13/17	3,392
12/12/17	12,884
12/11/17	9,530
12/08/17	20,420
12/07/17	16,359
12/06/17	17,013
11/30/17	50,490
11/29/17	21,301
11/28/17	33,977
11/27/17	11,153
11/22/17	4,928
11/21/17	13,751
11/20/17	36,500
11/17/17	8,195
11/16/17	24,495
11/15/17	37,478
11/14/17	(103,621)
08/04/17	20,000
08/03/17	22,941
08/02/17	50,000
08/01/17	80,267
07/31/17	72,033
07/27/17	12,508
07/26/17	39,864
07/25/17	37,930
07/21/17	28,825
07/20/17	7,344
07/19/17	63,638
07/18/17	41,667
07/17/17	20,353
07/12/17	229
07/11/17	3,800
07/10/17	3,400
07/07/17	18,594
07/06/17	9,000
06/28/17	9,015
06/27/17	4,832
06/23/17	375

06/21/17	2,240
06/20/17	2,760
06/19/17	10,231
06/16/17	7,102
06/13/17	500
06/08/17	9,408
06/06/17	500
06/05/17	1,600
06/02/17	1,000
05/25/17	14,848
05/22/17	26,014
05/19/17	17,547
05/18/17	20,000
05/16/17	969
05/15/17	10,480
05/12/17	2,600
05/11/17	2,050
05/10/17	13,868
05/09/17	4,000
05/08/17	4,794
05/05/17	4,000
04/25/17	2,000
04/20/17	2,000
04/13/17	2,000
04/04/17	2,000
03/30/17	1,139
03/27/17	4,000
03/24/17	631
03/23/17	400
03/23/17	(400)
03/20/17	6,720
02/24/17	8,910
02/15/17	13,127
02/14/17	29,186
02/09/17	(17,292)
02/08/17	(67,824)
01/11/17	6,656
01/10/17	14,033
01/09/17	8,070
12/20/16	3,343
12/16/16	12,095
12/15/16	11,705
12/13/16	20,614
12/12/16	56,219
12/09/16	25,805
12/08/16	100,000
12/07/16	26,567
12/06/16	10,335
12/05/16	13,000
12/02/16	10,401
12/01/16	18,163
11/30/16	4,213
11/29/16	65,277

11/28/16	35,399
11/25/16	8,200
11/23/16	35,014
11/22/16	14,772
11/21/16	89,342
11/18/16	70,000
11/17/16	8,049
11/16/16	2,589
11/15/16	49,476
11/14/16	28,125
11/11/16	12,000
11/10/16	40,000
11/02/16	6,400
11/01/16	12,485
10/31/16	400
10/28/16	22,301
10/27/16	16,057
10/26/16	17,353

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” of the Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN DEX’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a White proxy card to DEX, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to DEX by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to InvestorCom or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

Form of Gold Proxy Card

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

Proxy Card for 2018 Annual Meeting of Shareholders

Scheduled for August 22, 2018 (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”) AND THE INDIVIDUALS NAMED IN THE PROPOSAL (THE “NOMINEES”)

THE BOARD OF TRUSTEES (THE “BOARD”) OF DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Eleazer  Klein and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Delaware Enhanced Global Dividend and Income Fund, a Delaware statutory trust (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Fund scheduled to be held on August 22, 2018 at 4:00 p.m., Eastern time at the offices of Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” eight of the Nominees listed in Proposal 1 and “FOR” Proposal 2. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

INSTRUCTIONS: FILL IN VOTING BOXES “©“ IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” eight of the Nominees below:

Proposal 1 – Election at the Annual Meeting of the eight individuals nominated by Saba Capital.

Nominees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Jason Beckett Jeremy Benkiewicz Stephen J. Flanagan Frederic Gabriel Paul Kazarian Thomas H. McGlade Nitin Sapru Pierre Weinstein	☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “For All Except” box above and write the name of the nominee(s) from which you wish to withhold in the space provided below.)

We recommend that you vote “FOR” Proposal 2:

	FOR	AGAINST	ABSTAIN
Proposal 2 – For the Board to consider authorizing a self-tender offer for all	☐	☐	☐

outstanding shares of the Fund at or close to net asset value (“NAV”). If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES